UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 9, 2025

Date of Report (Date of earliest event reported)

FINGERMOTION, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41187	46-4600326
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Somerset Road, Level 3 Singapore	238164
(Address of principal executive offices)	(Zip Code)

(347) 349-5339

Registrant’s telephone number, including area code

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock	FNGR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

SECTION 7 – REGULATION FD

Item 7.01 Regulation FD Disclosure

On June 9, 2025, FingerMotion, Inc. (the “Company” or “FingerMotion”) issued a news release to announce that its wholly owned subsidiary, Shanghai JiuGe Information Technology Co., Ltd. (“JiuGe Technology”), has entered into a strategic collaboration with Zhejiang Jincheng Automotive Co., Ltd. (“Jincheng Automotive”).

Under this arrangement, the two companies will jointly develop and market a new line of emergency response vehicles, including communication, command, and rescue units. This collaboration will establish a fully integrated “develop-market-service” model designed to deliver cutting-edge solutions for public safety and enterprise customers across diverse emergency scenarios.

Key Areas of Collaboration Include:

1.	Product Development & Market Expansion

The companies will co-develop next-generation emergency response vehicles powered by FingerMotion’s advanced Mobile Integrated Command and Communication Platform. Initial efforts will focus on Zhejiang Province, with plans for broader national deployment.

2.	Sales & Promotion

JiuGe Technology and Jincheng Automotive will combine their marketing and sales capabilities, participating in key industry events, product demonstrations, and targeted promotional campaigns to drive adoption.

3.	Customer Support & Service

A joint customer service framework will be established, providing end-to-end support including installation, troubleshooting, and regular maintenance of the deployed systems.

4.	Resource Integration & Operational Synergy

By pooling organizational resources and market access, the collaboration aims to create standardized emergency vehicle service models that improve operational efficiency at both provincial and national levels.

This strategic alliance aligns with JiuGe Technology’s long-term growth strategy to strengthen its market position in the emergency response sector. The collaboration leverages the combined technological expertise and market reach of both parties, enhancing JiuGe Technology’s ability to deliver high-performance, reliable solutions tailored to the evolving needs of emergency services.

A copy of the news release is attached as Exhibit 99.1 hereto.

The information contained in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description
99.1	News Release dated June 9, 2025
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINGERMOTION, INC.

DATE: June 9, 2025	By:	/s/ Martin J. Shen
Martin J. Shen CEO and Director